VENETIAN CASINO RESORT, LLC
                              LAS VEGAS SANDS, INC.

                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of January __, 1998 and entered into by and among LAS VEGAS SANDS, INC., ("LVSI" ) a Nevada corporation and VENETIAN CASINO RESORT, LLC ("VCR") a Nevada limited liability company, as joint and several borrowers (each of LVSI and Venetian, a "Borrower" and, collective, the "Borrowers"), the financial institutions listed on the signature pages hereof ("Lenders"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as syndication agent (in such capacity, "Syndication Agent") and arranger (in such capacity, "Arranger") and THE BANK OF NOVA SCOTIA, as administrative agent for Lenders (in such capacity, "Administrative Agent") and is made with reference to that certain Credit Agreement dated as of November 14, 1997 (the "Credit Agreement"), by and among Borrowers, Lenders, Syndication Agent and Arranger and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

      WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to (i) modify certain provisions therein with respect to the use of proceeds of Revolving Loans and the permitted uses of Letters of Credit, and (ii) make certain other amendments as set forth below;

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                                   SECTION 1.
                       AMENDMENTS TO THE CREDIT AGREEMENT

1.1   Amendments to Section 1: Provisions Relating to Defined Terms

      A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:


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      ""Construction-related Obligations" shall have the meaning assigned to that term in subsection 3.1A hereof."

      B. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Standby Letter of Credit" therefrom in its entirety and substituting the following therefor:

      "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Borrowers in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of

Borrowers, (iii) the obligations of third party insurers of Borrowers arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Borrowers or with respect to the Harrah's Shared Roadway Agreement, and (v) performance, payment, deposit or surety obligations of Borrowers, in any case if required by law or governmental rule or regulation (including, without limitation, if required by any Governmental Instrumentality or otherwise necessary in order to obtain any Permit related to the Project) or in accordance with custom and practice in the industry and (vi) Construction-related Obligations; provided that Standby Letters of Credit may not be issued for the purpose of supporting
(a) trade payables or (b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

1.2   Amendments to Section 2: Amounts and Terms of Commitments and Loans

      Use of Proceeds. Subsection 2.5B of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the same therefor:

      "B.   Revolving Loans. The proceeds of the Revolving Loans shall be applied by Borrowers for working capital and general corporate purposes (including budgeted costs under the heading "Working Capital"), provided that the proceeds of Revolving Loans may not be used for any purpose other than to purchase Specified FF&E or to make deposits thereon or to reimburse any Issuing Lender for any drawings under a Standby Letter of Credit issued and honored by it in accordance with the terms of this Agreement prior to the Revolving Loan Availability Date."

1.3   Amendments to Section 3: Letters of Credit

      Letters of Credit. Subsection 3.1A of the Credit Agreement is hereby amended by deleting the proviso at the end of the first sentence of such subsection and substituting the following therefor:

            "provided that prior to the Revolving Loan Availability Date Borrowers may not request any Letters of Credit for any purpose other than to (i) support deposits for Specified FF&E or (ii) satisfy contractual obligations described in the definition of Standby Letter of Credit or Legal


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

      Requirements in connection with the development of the Project (including, without limitation, obligations under the Harrah's Shared Roadway Agreement and the obligations referred to in clause (v) of the definition of "Standby Letter of Credit") (such requirements described in this clause
      (ii), "Construction-related Obligations")."

1.4   Amendments to Section 4:  Conditions to Loans and Letters of Credit

      A. Subsection 4.3B of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and replacing it with the following:

            "(i) if the proceed of the Revolving Loans are to be used (or the Letter of Credit is being issued), for any purpose other than the purchase of Specified FF&E (or, in the case of a Letter of Credit, to support deposits on Specified FF&E or Construction-related Obligations), the Revolving Loan Availability Date shall have occurred;"

      B. Subsection 4.3B of the Credit Agreement is further amended by deleting clause (ix) thereof in its entirety and replacing it with the following:

            "(ix) If such Funding Date is prior to the Revolving Loan Availability Date, Borrowers shall have provided to Administrative Agent a detailed list showing the Specified FF&E to be funded with the proceeds of the Revolving Loans to be made (or Letters of Credit to be issued) on such Funding Date (or with respect to Letters of Credit only, details of the Construction-related Obligations to be supported on such Funding Date and copies of all documents related thereto)."

                                   SECTION 2.
                                     WAIVER

Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Borrowers herein contained, Lenders hereby waive compliance with the provisions of subsection 4.3B(viii) of the Credit Agreement to the extent, and only to the extent, necessary to permit the issuance of the Letter of Credit to be issued to support Construction-related Obligations with respect to the Harrah's Shared Roadway Agreement; provided that such Letter of Credit is issued on or before January 30, 1998.

                                   SECTION 3.
                           CONDITIONS TO EFFECTIVENESS

Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):


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

      A. On or before the First Amendment Effective Date, Borrowers shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective
Date:

            (i) Resolutions of its Board of Directors of LVSI and resolutions of the managing member of VCR, each approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

            (ii) Signature and incumbency certificates of each of LVSI's and VCR's officers executing this Amendment; and

            (iii) Executed copies of this Amendment.

      B. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

                                   SECTION 4.
                  BORROWERS' REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

      A. Corporate Power and Authority. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

      B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Borrower.

      C. No Conflict. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to either Borrower or any of its Subsidiaries, the Certificate or Articles of


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

Incorporation, or Certificate of Formation, Bylaws or Operating Agreement of either Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on either Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of either Borrower or any of its Subsidiaries including any Financing Agreement or Project Document, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of either Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of either Borrower or any of its Subsidiaries.

      D. Governmental Consents. The execution and delivery by either Borrower of this Amendment and the performance by either Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

      E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Borrowers and are the legally valid and binding obligations of Borrowers, enforceable against each Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

      F. Incorporation of Representations and Warranties From Credit Agreement and Disbursement Agreement. The representations and warranties contained in Section 5 of the Credit Agreement and Section 4 of the Disbursement Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

                                   SECTION 5.
                           ACKNOWLEDGEMENT AND CONSENT

Intermediate Holding Companies are party to certain Loan Documents pursuant to which Intermediate Holding Companies have (i) guarantied the Obligations and
(ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of the Intermediate Holding Companies under the Subsidiary Guaranties.


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

      Each of the Intermediate Holding Companies hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each of the Intermediate Holding Companies hereby confirms that the obligations of each Intermediate Holding Company under the Loan Documents to which it is a party or otherwise bound shall not be impaired or affected and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all such obligations and shall continue to be in full force and effect and are hereby confirmed and ratified in all respects.

      Each of the Intermediate Holding Companies represents and warrants that all representations and warranties contained in the Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

      Each of the Intermediate Holding Companies acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Intermediate Holding Company is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Intermediate Holding Company to any future amendments to the Credit Agreement.

                                   SECTION 6.
                                  MISCELLANEOUS

      A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.


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

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

      B. Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall, notwithstanding anything to the contrary contained in subsection 10.2 of the Credit Agreement, be for the account of Borrowers, as joint and several obligors and Borrowers hereby agree to pay all such fees and expenses.

      C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

      E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, and Requisite Lenders and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]


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


      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                    LAS VEGAS SANDS, INC.

                    By: /s/ David Friedman
                       ---------------------------------------------------------
                       Name:  David Friedman
                       Title: Secretary


                    VENETIAN CASINO RESORT, LLC

                    By: Las Vegas Sands, Inc. its managing member

                    By: /s/ David Friedman
                       ---------------------------------------------------------
                       Name:  David Friedman
                       Title: Secretary


INTERMEDIATE        MALL INTERMEDIATE HOLDINGS COMPANY LLC,
HOLDING             (for purposes of Section 5 only)
COMPANIES

                    By: /s/ David Friedman
                       ---------------------------------------------------------
                       Name:  David Friedman
                       Title: Secretary


                    LIDO INTERMEDIATE HOLDING COMPANY, LLC,
                    (for purposes of Section 5 only)

                    By: /s/ David Friedman
                       ---------------------------------------------------------
                       Name:  David Friedman
                       Title: Secretary


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

LENDERS:

                    GOLDMAN SACHS CREDIT PARTNERS L.P.
                    individually and as Arranger and Syndication Agent

                    By:  /s/ Steven King
                       ---------------------------------------------------------
                       Authorized signatory


                    THE BANK OF NOVA SCOTIA,
                    individually and as Administrative Agent

                    By: /s/ Alan Pendergast
                       ---------------------------------------------------------
                       Name:  Alan Pendergast
                       Title: Relationship Manager


                    VAN KAMPEN AMERICAN CAPITAL
                    PRIME RATE INCOME TRUST

                    By:
                       ---------------------------------------------------------
                       Name:  Jeffrey W. Maillet
                       Title: Senior Vice President and Director


                    THE INTERNATIONAL COMMERCIAL
                    BANK OF CHINA, NEW YORK AGENCY

                    By: /s/ Robin C.C. Lin
                       ---------------------------------------------------------
                       Name:  Robin C.C. Lin
                       Title: Vice President and Deputy General Manager

                    MERRILL LYNCH, PIERCE, FENNER & SMITH INC.

                    By:
                       ---------------------------------------------------------
                       Name:
                       Title:


                    ARCHIMEDES FUNDING, L.L.C.

                    By: ING CAPITAL ADVISORS, INC., as Collateral Manager

                    By: /s/ Michael D. Hatley
                       ---------------------------------------------------------
                       Name:  Michael D. Hatley
                       Title: Vice President & Portfolio Manager

                    TORONTO DOMINION (TEXAS), INC.

                    By:
                       ---------------------------------------------------------
                       Name:
                       Title:


                    TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

                    By: /s/ John M. Casparian
                       ---------------------------------------------------------
                       Name:  John M. Casparian
                       Title: Investment Officer



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